Assets/ Liabilities Associated with Assets Held for Sale	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Disclosure of Long Lived Assets Held-for-sale [Table Text Block]

NOTE 7: ASSETS/ LIABILITIES ASSOCIATED WITH ASSETS HELD FOR SALE

Following the Liquidation of Navios Europe II (Note 8) on June 29, 2020, Navios Acquisition acquired seven vessel owning companies. For each of the vessels purchased from Navios Europe II, the acquisition of all vessels was effected through the acquisition of all of the capital stock of the respective vessel-owning companies, which held the ownership and other contractual rights and obligations related to each of the acquired vessels, including the respective charter-out contracts. Management accounted for each acquisition as an asset acquisition under ASC 805. At the transaction date, the purchase price approximated the fair value of the assets acquired, which was determined based on a combination of methodologies including discounted cash flow analyses and independent valuation analyses.

Upon acquisition of the vessel owning companies, the Company assessed that all the held for sale criteria were met for their assets, mainly consisting of the vessels owned and reviewed the carrying amount in connection with their fair market value less any costs to sell. The review indicated that such carrying amounts were not in excess of the fair value less any costs to sell. Therefore, no loss was recorded in the accompanying condensed consolidated statement of income. Furthermore, liabilities associated with the assets held for sale are separately presented under Liabilities associated with assets held for sale in the accompanying condensed consolidated balance sheet. The major class of assets held for sale consist of the carrying value of the vessels amounting to $79,080. The major class of liabilities associated with assets held for sale, consist of their respective debt with a carrying amount of $41,700. Please refer to Note 11 “Borrowings”.